UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2022 (July 25, 2022)

Humana Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-5975	61-0647538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 West Main Street Louisville, KY 40202
(Address of principal executive offices, including zip code)

502-580-1000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) and (e) On July 27, 2022, Humana Inc. (the “Company”) announced that Timothy Alan Wheatley, Segment President, Retail, will be transitioning from his current role as of December 31, 2022, after which he has agreed to serve in an advisory capacity to the Company through March 1, 2024 (the “Transition Period”) to ensure a smooth transition of the Company’s Retail Segment operations.

In connection with the transition, Mr. Wheatley entered into an agreement with the Company, dated as of July 25, 2022 (the “Transition Agreement”), which provides that during the Transition Period he will provide advisory services with respect to the Company’s Retail Segment operations. Until December 31, 2023, Mr. Wheatley will continue to receive his current base salary, annual incentive plan opportunity and benefits, and his outstanding equity awards will be treated in accordance with applicable provisions under the Company’s stock incentive plans. At the end of the Transition Period, Mr. Wheatley will receive, subject to his execution of a general release of claims and compliance with applicable non-compete and non-solicit covenants, the benefits pursuant to the Company’s Executive Severance Policy and stock incentive plans that participants receive in connection with a position elimination.

The foregoing summary of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is expected to be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2022.
Item 7.01    Regulation FD Disclosure.
Humana Inc. (the "Company") issued a press release this morning reporting financial results for the quarter ended June 30, 2022, and posted a detailed earnings release related to the same period to the Investor Relations portion of the Company’s website at www.humana.com. A copy of each release is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and each release is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits:

Exhibit No.	Description

99.1	Press Release

99.2	Earnings Release and Statistical Pages

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Michael A. Koeberlein
Michael A. Koeberlein
Senior Vice President, Chief Accounting Officer and Controller
(Principal Accounting Officer)
Dated: July 27, 2022